UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EMERSON ELECTRIC CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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8000 W. Florissant Avenue

St. Louis, MO 63136

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 1, 2022

On January 12, 2022, Emerson Electric Co. (the “Company”) issued the press release that follows, relating to a change in the venue of the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on February 1, 2022. As described in the press release, the Annual Meeting will now be held solely by means of remote communication.

In addition, the Notice of Change in Location of the Annual Meeting following the press release supplements the Notice of Annual Meeting of Shareholders for Emerson Electric Co. (the “Notice”) included with the Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) and mailed or made available to the Company’s shareholders on December 10, 2021 in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

These supplemental proxy materials are being filed with the SEC and made available to shareholders on or about January 12, 2022.

THIS SHOULD BE READ IN CONJUNCTION WITH THE NOTICE AND PROXY STATEMENT. ALL OF THE INFORMATION IN THE NOTICE AND PROXY STATEMENT CONTINUES TO APPLY EXCEPT AS AMENDED OR SUPPLEMENTED BY THIS SUPPLEMENT.

Investor Contact: Colleen Mettler (314) 553-2197

Media Contact: Charlotte Boyd (952) 994-8607

Emerson Announces Change of Venue for

2022 Annual Shareholders Meeting

Meeting to be held virtually in light of ongoing COVID-19 concerns

ST. LOUIS – Jan. 12, 2022 – Emerson (NYSE: EMR) announces that it will now hold its 2022 annual shareholders meeting virtually, in lieu of an in-person meeting, in response to the ongoing COVID-19 pandemic. The annual meeting will continue to be held at 10:00 a.m. (CT) on February 1, 2022. Holders of record at the close of business on November 23, 2021 will be entitled to participate, submit questions, vote, and examine our shareholder list at the annual meeting by following the instructions available on the virtual meeting website at www.virtualshareholdermeeting.com/EMR2022 and using the 16-digit control number included in their proxy materials.

To join the meeting as a shareholder, shareholders will be required to enter their control number on the virtual meeting website. Additional information for attending and voting at the annual meeting may be found in the Company’s Notice of Change in Location of the 2022 Annual Meeting of Shareholders, filed with the SEC and made available to shareholders on or about the date of this release. Beneficial or “street name” holders are advised that they must follow the instructions of their broker, bank or other nominee in order to participate in, submit questions for, and vote at the annual meeting.

Non-shareholders may attend the annual meeting as a guest but will not have the option to vote any shares or ask questions during the virtual meeting.

Shareholders may still submit their votes in advance of the annual meeting via the Internet or by telephone or proxy card, as instructed in the Proxy Statement and notice of internet availability. Proxy cards previously distributed to shareholders will not be updated and may continue to be used to vote in connection with the annual meeting.

The list of our shareholders entitled to vote at the annual meeting will be available for viewing by shareholders during the annual meeting for any purpose germane to the meeting by accessing the virtual meeting site.

About Emerson

Emerson (NYSE: EMR), headquartered in St. Louis, Missouri (USA), is a global technology and engineering company providing innovative solutions for customers in industrial, commercial and residential markets. Our Automation Solutions business helps process, hybrid and discrete manufacturers maximize production, protect personnel and the environment while optimizing their energy and operating costs. Our Commercial & Residential Solutions business helps ensure human comfort and health, protect food quality and safety, advance energy efficiency and create sustainable infrastructure. For more information visit Emerson.com.

Notice of Change in Location of Annual Meeting of Shareholders for Emerson Electric Co.

In response to the ongoing COVID-19 pandemic, notice is hereby given that the venue of the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) has been changed and will be held over the web in a virtual meeting format solely by means of remote communication. You will not be able to attend the Annual Meeting in person. All other aspects of the Annual Meeting are the same as set forth in the Notice of Annual Meeting of Shareholders for Emerson Electric Co. (the “Notice”) and Proxy Statement (the “Proxy Statement”) previously provided to shareholders, including the date, time, and items of business.

DATE AND TIME:	Remains Tuesday, February 1, 2022, 10 a.m. CST

PLACE / MEETING ACCESS:	Virtual meeting website accessible at www.virtualshareholdermeeting.com/EMR2022

MEETING ADMISSION:

To access the virtual meeting please visit www.virtualshareholdermeeting.com/EMR2022 and enter the 16-digit control number on your notice of internet availability, proxy card, or voting instruction form. Shareholders as of the close of business on November 23, 2021, the record date for the Annual Meeting, or their legal proxy holders may participate in, submit questions, examine the list of shareholders and vote at the Annual Meeting by following instructions on the virtual meeting site. Participants may access the virtual meeting site beginning at 9:45 a.m. Central Time to allow log-in prior to the start of the Annual Meeting at 10:00 a.m., Central Time.

For registered shareholders, the control number can be found on your proxy card or notice of internet availability that you previously received. If you are a beneficial or “street name” holder and hold your shares through an intermediary, such as a broker, bank or other nominee, you must obtain instructions from your broker, bank or other nominee to participate in, submit questions, examine the list of shareholders and vote at the Annual Meeting.

VOTING:	Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the meeting, including via the Internet or by telephone or proxy card, as instructed in the Proxy Statement and notice of internet availability. Non-shareholders may attend the annual meeting as a guest but will not have the option to vote any shares or ask questions during the virtual meeting. Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in venue and may continue to be used to vote your shares in connection with the Annual Meeting. A shareholder who has already submitted or submits a proxy before the Annual Meeting need take no further action in order to have his or her shares voted as directed in the proxy.

SHAREHOLDER LIST:	The Company will make a list of shareholders entitled to vote at the Annual Meeting available to shareholders for examination 10 days prior to the Annual Meeting. The Company requests that shareholders seeking to review the list of shareholders contact Emerson Investor Relations at 314-553-2197. Shareholders may access this list during the Annual Meeting at the virtual meeting site by entering their control number.

TECHNICAL SUPPORT:	Anyone who has technical difficulties accessing or using the virtual meeting site during the Annual Meeting should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection.

By order of the Board of Directors,

January 12, 2022	SARA YANG BOSCO
St. Louis, Missouri	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2022

Emerson’s Notice of Annual Meeting, Proxy Statement, Form of Proxy, and Annual Report to Shareholders for the fiscal year ended September 30, 2021 are available, free of charge, at www.proxyvote.com. You will need to input the control number located on the proxy card or notice of internet availability of proxy materials when accessing these documents. A separate notice of internet availability was first sent to our shareholders on or around December 10, 2021. Shareholders may access these materials and vote over the internet or request delivery of a full set of materials by mail or email. If you received the separate notice of internet availability of proxy materials, you did not receive a paper or email copy of the proxy materials unless you requested one in the manner set forth in the notice.